May 19, 2003




Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, DC  20549

RE:      Paragon Technologies, Inc.
         Definitive Proxy Statement For 2003 Annual Meeting
         Commission File No. 1-15729

Dear Sir or Madam:

         Enclosed for filing pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the "Act"), and Rule 14a-6(b) thereunder, is the definitive copy of a notice, proxy statement, and form of proxy to be furnished to the stockholders of Paragon Technologies, Inc. (the "Company") in connection with its Annual Meeting of Stockholders to be held on June 11, 2003.

         The Company intends to send the definitive proxy materials and the annual report to its stockholders on or about May 19, 2003.

         If you have any questions concerning the enclosed materials, please call the undersigned at (610) 559-4015.

                                            Very truly yours,

                                            /s/ Ronald J. Semanick

                                            Ronald J. Semanick
                                            Corporate Secretary

RJS:sw

Enclosures

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                       [Amendment No. ..................]



Filed by the Registrant /X/
Filed by a Party other than the Registrant /_/

Check the appropriate box:
/_/     Preliminary Proxy Statement
/_/     Confidential, for Use of the Commission Only (as permitted by
          Rule 14a-6(e)(2))
/X/     Definitive Proxy Statement
/_/     Definitive Additional Materials
/_/     Soliciting Material Pursuant toss.240.14a-12

                           Paragon Technologies, Inc.
      --------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                     Ronald J. Semanick, Corporate Secretary
      --------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/_/  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and O-11.
     1)  Title of each class of securities to which transaction applies:
                                                                        --------
         -----------------------------------------------------------------------
     2)  Aggregate number of securities to which transaction applies:
                                                                     -----------
         -----------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                                                                   -------------
         -----------------------------------------------------------------------
     4)  Proposed maximum aggregate value of transaction:
                                                         -----------------------
         -----------------------------------------------------------------------
     5)  Total fee paid:
                        --------------------------------------------------------
         -----------------------------------------------------------------------
/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)  Amount Previously Paid:
                                ------------------------------------------------
     2)  Form Schedule or Registration Statement No.:
                                                     ---------------------------
     3)  Filing Party:
                      ----------------------------------------------------------
     4)  Date Filed:
                    ------------------------------------------------------------

                           PARAGON TECHNOLOGIES, INC.

                  600 Kuebler Road, Easton, Pennsylvania 18040
                            Telephone (610) 252-3205



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     The Annual Meeting of Stockholders of Paragon Technologies, Inc., a Delaware corporation (the "Company"), will be held at the Holiday Inn Bethlehem, US Routes 22 and 512, 300 Gateway Drive, Bethlehem, PA 18017 on Wednesday, June 11, 2003, at 9:30 a.m., local time, for the following purposes:

     1. To elect eight directors to the Board of Directors; and

     2. To transact such other business as may properly come before the meeting or at any adjournments thereof.

     Only stockholders of record as of the close of business on April 14, 2003 will be entitled to notice of the Annual Meeting and to vote at the Annual Meeting and any adjournments thereof. A list of stockholders of the Company entitled to vote at the meeting will be available for inspection by a stockholder at the Annual Meeting and during normal business hours at the Company's corporate offices during the ten-day period immediately prior to the Annual Meeting.













     IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.









May 16, 2003                                                  RONALD J. SEMANICK
Easton, Pennsylvania                                                   Secretary

                           PARAGON TECHNOLOGIES, INC.

                  600 Kuebler Road, Easton, Pennsylvania 18040

                                 Proxy Statement


     This Proxy Statement and the accompanying form of proxy are being mailed on or about May 16, 2003 to the stockholders of Paragon Technologies, Inc. (the "Company"). They are being furnished in connection with the solicitation by the Board of Directors of proxies to be voted at the 2003 Annual Meeting of Stockholders to be held at the Holiday Inn Bethlehem, US Routes 22 and 512, 300 Gateway Drive, Bethlehem, PA 18017 on Wednesday, June 11, 2003, 9:30 a.m., local time, and at any adjournments thereof. The cost of such solicitation will be borne by the Company.

     Only the holders of record of the outstanding shares of common stock of the Company on April 14, 2003 will be entitled to vote at the meeting. A stockholder giving a proxy may revoke it at any time by giving written notice of such revocation to the Secretary of the Company before it is exercised. A proxy may also be revoked by executing a later proxy or by attending the meeting and voting in person, provided written notice of such actions are given to the Secretary of the Company before the proxy is exercised.

     At the close of business as of the above record date, there were outstanding and entitled to vote 4,266,377 shares of the Company's common stock. Each holder of shares entitled to vote has the right to one vote for each share standing in the holder's name on the books of the Company.

     The shares represented by each properly executed proxy will be voted in the manner specified by the stockholder. If instructions are not given, the shares will be voted by the persons named in the accompanying proxy for the election of directors as specified below and in their discretion on any other matters properly coming before the meeting.

     Under Delaware law and the Company's Bylaws, the presence, in person or by proxy, of stockholders entitled to cast at least a majority of the votes that all stockholders are entitled to cast will constitute a quorum for the purposes of the Annual Meeting. Abstentions and broker non-votes will be treated as present for purposes of determining the presence of a quorum. Directors are elected by a plurality of the votes cast at the meeting. Accordingly, directions to withhold authority, abstentions, and broker non-votes will have no effect on the outcome of the vote.



May 16, 2003

         Security Ownership of Management and Certain Beneficial Owners


     The following table sets forth certain information as of April 14, 2003 (unless otherwise noted) regarding the ownership of common stock (i) by each person known by the Company to be the beneficial owner of more than five percent of the outstanding common stock, (ii) by each director or nominee of the Company, (iii) by the executive officers of the Company named in the Summary Compensation Table, and (iv) by all current executive officers and directors of the Company as a group. Unless otherwise stated, the beneficial owners exercise sole voting and/or investment power over their shares.

                                                                 Right to
                                             Number of         Acquire Under
                                               Shares             Options           Percentage
                                            Beneficially        Exercisable          of Class
Beneficial Owner                               Owned          Within 60 Days            (1)
----------------                           -------------     ----------------      ------------

Emerald Advisers, Inc. (2)................   1,181,460                   -             27.69%
   1703 Oregon Pike
   Suite 101
   Lancaster, PA  17601

L. Jack Bradt (3).........................     354,324               5,000              8.41%
   10 Ivy Court
   Easton, PA  18045

Gilman J. Hallenbeck (4)..................     184,210               2,500              4.37%

William R. Johnson........................      22,390             100,000              2.80%

Leon C. Kirschner.........................     180,387              56,250              5.47%

Theodore W. Myers (5).....................      25,200               2,500                *

Anthony W. Schweiger .....................      42,000               2,500              1.04%

Steven Shulman............................     169,109               5,000              4.08%

Leonard S. Yurkovic.......................      58,000               2,500              1.42%

Ronald J. Semanick........................       2,989              18,750                *

All current directors and
   executive officers as a group
   (9 persons) (3) (4) (5)................   1,038,609             195,000             27.65%

-------------------------------------------

*Less than 1%.

(1) The percentage for each individual, entity or group is based on the aggregate number of shares outstanding as of April 14, 2003 (4,266,377) and all shares issuable upon the exercise of outstanding stock options held by each individual or group that are presently exercisable or exercisable within 60 days after April 14, 2003.

(2)  This information is presented in reliance on information disclosed in a
     Schedule 13G filed with the Securities and Exchange Commission on February 5, 2003.

(3) Includes 45,883 shares held by members of Mr. Bradt's immediate family. Mr. Bradt disclaims beneficial ownership of such shares.

(4) Includes 78,000 shares held by members of Mr. Hallenbeck's immediate family. Mr. Hallenbeck disclaims beneficial ownership of such shares.

(5) Includes 2,800 shares held by members of Mr. Myers' immediate family. Mr. Myers disclaims beneficial ownership of such shares.

                              ELECTION OF DIRECTORS


     At the meeting, eight nominees will stand for election as directors of the Company to hold office for a period of one year or until their successors have been elected and qualify.

     If the enclosed proxy is duly executed and received in time for the meeting, it is the intention of the persons named therein to vote the shares represented thereby for the eight persons nominated for election as directors unless authority is withheld.

     If any nominee should refuse or be unable to serve, the proxy will be voted for such other person as shall be designated by the Board of Directors. Management has no knowledge that any of the nominees will refuse or be unable to serve.

     Information concerning the nominees for election as directors is set forth below:

               Name, Other Positions or Offices With The Company                     Director
                 and Principal Occupation for Past Five Years                         Since       Age
--------------------------------------------------------------------------------      -----      -----
L. Jack Bradt....................................................................       1958       75
L. Jack Bradt was the  founder in 1958 and for 30 years  President  and CEO of SI
  Handling Systems,  Inc., renamed Paragon  Technologies,  Inc. shortly after the
  Company  acquired Ermanco  Incorporated.  Mr. Bradt has continued as a director of the Company since its inception.  Mr. Bradt served in the U.S.  Marine Corps and graduated from Cornell University with a Mechanical/Industrial  Engineering
  Degree in 1953. After retiring as CEO of SI Handling  Systems,  Inc., he taught in the MBA programs at Lehigh and Cornell  Universities.  Most recently, he was director of Human Services in Northampton  County,  Pennsylvania.  He is active as a director in a number of local, state, and national  organizations involved in business, education, human services, and government.

Gilman J. Hallenbeck.............................................................       2001       64
Gilman J.  Hallenbeck  is  Chairman  of the Board of  Street  Lighting  Equipment
  Corporation, a manufacturer of architectural outdoor lighting and equipment.
  He has held this position since 1964. He is also a co-owner of Bolt Electric
  Co., a distributor of electrical products selling to electrical contractors,
  NUJA Realty Corporation, a commercial real estate holding and management company, and Asbury Leasing Company, a lessor of capital equipment. Mr.
  Hallenbeck has held these interests since 1967. From 1966 to 1997, he was
  Chairman of the Board of Area Lighting Research, Inc., a manufacturer and distributor of photoelectric controls and electrical energy savings devices.
  He is a graduate of the United States Military Academy at West Point.

               Name, Other Positions or Offices With The Company                     Director
                 and Principal Occupation for Past Five Years                         Since       Age
--------------------------------------------------------------------------------      -----      -----
William R. Johnson.............................................................        1999        56
William  R.  Johnson  is the  President  and  Chief  Executive  Officer  of the
  Company. Mr. Johnson joined the Company as President in March 1999 and in July
  1999 was promoted to Chief Executive Officer. Before joining the Company, Mr.
  Johnson was with Reliance Electric, a Rockwell International business. He joined Reliance Electric in 1977 as Manager of A C Engineering and, in 1979,
  managed Reliance's large motor engineering efforts. In 1981, he was appointed
  Plant Manager of the Kings Mountain, North Carolina facility. In 1986, he became General Manager of the Engineered Motor Division. From 1993 to 1995,
  Mr. Johnson was the former General Manager of Rockwell Automation's Engineered
  Motors and Generators Business and from 1995 to 1998, he was the Senior Vice
  President of Rockwell Automation's Reliance Electric Motor Group. Mr. Johnson
  received his Bachelor's Degree in Electrical Engineering from Michigan
  Technological University and his MBA from the College of St. Thomas. Mr.
  Johnson is a director of the Lehigh Valley Partnership and has served on the boards of a number of community organizations.

Leon C. Kirschner..............................................................        1999        62
Leon C. Kirschner is the Chief  Operating  Officer of the Company and President
  of Ermanco  Incorporated  since 1983.  From 1968 to 1983,  Mr.  Kirschner was the Senior Vice President of W&H Systems.  Mr.  Kirschner began his career in
  1961 as an  engineer at  Celanese  Plastics,  and from 1963 to 1968 he worked
  for  P.P.G.   Industries  as  Plant  Engineer.  Mr.  Kirschner  received  his
  Bachelor's  Degree in  Engineering  from Stevens  Institute of Technology and his MBA  from  New York  University.  Mr.  Kirschner  is also a  director  of
  Terrace Food Group, Inc.

Theodore W. Myers..............................................................        2002        59
Theodore  W.  Myers is the  Chairman  of the Board of the  Company.  Mr.  Myers
  retired from Tucker Anthony Sutro, an investment banking firm, where he was
  First Vice President and Branch Manager of the Phillipsburg, New Jersey
  satellite office, where he served from 1991 to 2000. After graduating from
  Fairleigh Dickinson University in 1966 with a B.S. in Marketing and Finance, he served in the Armed Forces during the Vietnam era and subsequently returned to work as a National Bank Examiner for the Controller of the Currency until he became an internal auditor for Dean Witter Reynolds in 1971. Prior to his employment with Tucker Anthony, he was a Vice President with Prudential Bache and Vice President/Manager of the Flemington, New Jersey office of Paine
  Webber from 1985 to 1991, and from 1977 to 1985, he was an Assistant Vice
  President with Thompson McKinnon Securities and Dean Witter Reynolds.

               Name, Other Positions or Offices With The Company                     Director
                 and Principal Occupation for Past Five Years                         Since       Age
--------------------------------------------------------------------------------      -----      -----

Anthony W. Schweiger.............................................................      2001        61
Anthony W.  Schweiger is President of The Tomorrow  Group,  LLC,  which  provides specialized financial and management services for complex and strategic/turnaround governance issues. He is also a Principal of
  e-brilliance, LLC, a specialized information technology consulting and education firm. He has over 30 years experience in managing and counseling companies. In addition to being the CEO of a large regional lending business, his business experience includes capital market management, risk management, lending, technology, and strategic planning. Since 1992, he has been a director and Governance Chair of Radian Group Inc., a NYSE traded global provider of credit enhancement products. He also serves on Radian's Audit and
  Executive Committees. He has been an investor and director of Input
  Technologies, LLC, a supplier of human-to-machine interface products and services since February 1998. In his capacity as a consultant, Mr. Schweiger has served as the senior acting manager in a variety of technology and service businesses. Prior to forming The Tomorrow Group, he was Managing Director of the Stafford Companies, an investment-banking firm. Before that, he co-founded and served as the President and Chief Executive Officer of Meridian Mortgage
  Corporation and the Executive Vice President/Chief Operating Officer for that company.

Steven Shulman...................................................................      1999        62
Steven Shulman, an investment banker with over 30 years of experience,  began his career in 1967 with Burnham & Company.  From 1970 to 1984,  Mr. Shulman was the
  Senior Vice  President of Corporate  Development at  Wheelabrator.  Since 1984,
  Mr.  Shulman has been an investment  banker through his  wholly-owned  company,
  The Hampton  Group,  and Latona  Associates,  Inc.  where he serves as Managing
  Director.   Currently,   Mr.  Shulman  is  a  shareholder  and  director  in  a
  diversified group of companies,  including Transportation  Technologies,  Inc.,
  Terrace  Food Group,  Inc.,  C3i Inc.,  The General  Chemical  Group Inc.,  and
  Beacon  Capital  Partners,  Inc. In addition,  he serves as Chairman of Terrace
  Food Group,  Inc. Mr. Shulman is a graduate of Stevens  Institute of Technology where he received a Bachelor's Degree in Mechanical  Engineering and a Master's
  Degree in Industrial  Management.  Mr.  Shulman  serves as Vice Chairman of the
  Board of Stevens  Institute of  Technology.  Mr. Shulman was also a director of
  Ermanco  Incorporated  at  the  time  of its  acquisition  by  the  Company  on
  September 30, 1999.

Leonard S. Yurkovic..............................................................      2002        65
Leonard  S.  Yurkovic  is the Vice  Chairman  of the  Board of the  Company.  Mr.
  Yurkovic retired from the Company as CEO and a member of the Board of
  Directors in 1999. Mr. Yurkovic started with the Company in 1979 as Vice
  President - Finance. Throughout the 1980s, Mr. Yurkovic was appointed to several executive-level positions at the Company, having been named President and Chief Operating Officer in 1985, Managing Director of European Operations
  in 1987, and then President and Chief Executive Officer in 1988. Prior to his
  tenure at the Company, Mr. Yurkovic was Division Controller at The Harris
  Corporation, Champlain, New York. A former lieutenant of the United States
  Navy, Mr. Yurkovic graduated from Lehigh University with his MBA in Finance and the United States Naval Academy with a B.S. in Engineering.

                    ADDITIONAL INFORMATION CONCERNING CERTAIN
                            DIRECTORS AND COMMITTEES

     There are three standing committees of the Board of Directors: the Audit Committee, the Compensation Committee, and the Finance Committee.

     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information provided by the Company to any governmental body or the public, the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board of Directors have established, and the Company's accounting and financial reporting processes generally. Consistent with this function, the Audit Committee encourages continuous improvement of, and fosters adherence to the Company's policies, procedures, and practices at all levels. The Audit Committee's primary duties and responsibilities are to serve as an independent and objective party to monitor the Company's financial reporting process and internal control system, review and appraise the audit efforts of the Company's independent accountants, and provide an open avenue of communication among the independent accountants, financial and senior management, and the Board of Directors. The Audit Committee approves the engagement of the independent accountants and also approves the scope of the annual audit and any non-audit services provided by such independent accountants. It reviews with the auditors the results of the review of the quarterly financial statements, the annual audit, and the year-end financial statements. Mr. Schweiger served as Chairman of the Audit Committee until April of 2002, at which time Mr. Myers became Chairman of the Audit Committee until June of 2002. Mr. Schweiger resumed his role as Chairman of the Audit Committee in June of 2002. During the fiscal year ended December 31, 2002, the Audit Committee was comprised of Mr. Bradt, Mr. Schweiger, Mr. Hallenbeck (since June of 2002), Mr. Yurkovic (since August of
2002), Elmer D. Gates (until his resignation in March 2002), and Mr. Shulman (March of 2002 to April of 2002) who succeeded Mr. Gates. The current members of the Audit Committee are Mr. Schweiger, Chairman, and Messrs. Bradt, Hallenbeck, and Yurkovic.

     The Compensation Committee reviews and recommends to the Board of Directors matters with respect to the remuneration arrangements for officers and directors of the Company including salaries and other direct compensation and incentive stock option awards. Mr. Gates acted as Chairman of the Compensation Committee until his resignation in March 2002, at which time Mr. Shulman became Chairman of the Compensation Committee. During the fiscal year ended December 31, 2002, the Compensation Committee was comprised of Mr. Shulman (who succeeded Mr. Gates as Chairman of the Compensation Committee), and Messrs. Bradt and Hallenbeck. The current members of the Compensation Committee are Mr. Shulman, Chairman, and Messrs. Bradt and Hallenbeck.

     In December 2001, the Board of Directors established the Finance Committee. The Finance Committee's responsibilities include, but are not limited to such matters as recommending the selection and reviewing the performance of the Company's investment banking firm, reviewing the performance and adequacy of the Company's principal bank, assessing alternative funding arrangements as well as management's efforts to strengthen the Company's financial position. The members of the Finance Committee are Mr. Shulman, Chairman, and Messrs. Myers, Schweiger, and Yurkovic (since August of 2002).

     In light of the formation of the Finance Committee to provide a more concerted focus on the banking and investment banking activities of the Company, the Board of Directors disbanded the Committee on Strategic Alternatives in April 2002. The Board decided that given its current size and composition, a separate committee was no longer appropriate to assess alternative uses of capital and study strategic alternatives to enhance shareholder value. Rather, the entire Board would work together to provide an expanded and ongoing effort to enhance shareholder value. The members of the Committee on Strategic Alternatives during the year ended 2002 were Mr. Johnson, Chairman, and Messrs. Bradt and Shulman.

     The full Board of Directors performs the functions of a nominating committee with responsibility for considering appropriate candidates for election as directors. Stockholders are also entitled to nominate director candidates for the Board of Directors in accordance with the procedures set forth on page 18, under the heading "2004 Stockholder Proposals." The Board of Directors is evaluating whether to establish a nominating committee comprised solely of independent directors.

     There were five meetings of the Audit Committee, three meetings of the Compensation Committee, one meeting of the Finance Committee, and no meetings of the Committee on Strategic Alternatives during the year ended December 31, 2002. The Board of Directors met ten times during the year ended December 31, 2002. Each director attended all of the meetings of the Board of Directors and committees of the Board of Directors on which he served, with the exception of Messrs. Bradt and Shulman who each missed one meeting of the Board of Directors.


                            COMPENSATION OF DIRECTORS

     Directors who are also employees of the Company receive no additional remuneration for their services as directors. Prior to November 6, 2002, the Chairman of the Board of Directors and other non-employee directors received an annual retainer of $12,000 and $6,000, respectively; a fee of $2,500 for each Board meeting attended; a fee of $600 per day for all Company-related activities undertaken at the request of the Chairman of the Board or the Chief Executive Officer of the Company; a fee of $300 per interview for all Company-related activities undertaken in connection with interviewing qualified candidates to fill vacancies in key positions within the Company; and a fee of $200 for each Board meeting held by telephone conference. Effective November 6, 2002, the annual retainer and meeting fees were temporarily reduced by 20%. As part of this cost reduction initiative, the Chairman of the Board of Directors and other non-employee directors receives an annual retainer of $9,600 and $4,800, respectively, and a fee of $2,000 for each Board meeting attended. There are no additional directors' fees paid for serving on the Committees of the Board of Directors. Directors are also reimbursed for their customary and usual expenses incurred in attending Board and Committee meetings including those for travel, food, and lodging.

     Effective May 6, 2003, the Board of Directors made the following changes to Board compensation relating to annual retainers and meeting fees: the Audit Committee Chairman receives an annual retainer of $5,000, and non-employee directors serving on a committee of the Board receive meeting fees of $250 for committee meetings held in conjunction with regular Board meetings or $1,500 for committee meetings not held in conjunction with regular Board meetings, and a fee of $250 for each committee meeting held by telephone conference. Upon the elimination of the temporary 10% employee salary reduction initiative, the Chairman of the Board and other non-employee directors will receive an annual retainer of $24,000 and $12,000, respectively, a fee of $1,500 for each Board meeting attended, and a fee of $250 for each Board meeting held by telephone conference.

     The Company permits its directors, at their election, to defer receipt of payment of directors' fees. During the year ended December 31, 2002, $29,533 of directors' fees was deferred. Deferred directors' fees accrue interest at the prime rate of interest charged by the Company's principal bank or may be invested in units equivalent to shares of common stock of the Company. During the year ended December 31, 2002, distributions under the Directors' Deferred Compensation Plan totaled $137,296.

                       ----------------------------------

NOTWITHSTANDING ANYTHING TO THE CONTRARY, THE FOLLOWING REPORTS OF THE AUDIT COMMITTEE AND THE COMPENSATION COMMITTEE AND THE STOCK PERFORMANCE GRAPH ON PAGE 17 SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE EXCHANGE ACT, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.


                          REPORT OF THE AUDIT COMMITTEE

     The members of the Audit Committee of the Company's Board of Directors have submitted the following report for the year ended December 31, 2002.

     The functions of the Audit Committee are to select and approve the independent accountants to be retained by the Company, to review the independence of such accountants, approve any non-audit professional services provided, to review and approve the financial results of the Company, to review and approve the scope of the annual audit activities of the independent accountants, to review audit results with the independent accountants, to review with the independent accountants and management the Company's accounting and reporting principles, practices, and the adequacy of the Company's accounting, operating, and financial controls, and to assist the Board of Directors in fulfilling its fiduciary responsibilities as to the system of internal controls, accounting policies, and reporting practices of the Company, and the sufficiency of auditing relative thereto. The Audit Committee held five meetings in 2002. The Board of Directors, in its business judgment, has determined that each director is "independent" as defined in the applicable listing standards of the American Stock Exchange. The Committee operates pursuant to a charter that was adopted by the Board of Directors on March 7, 2000 and amended on March 14, 2003. A copy of the amended charter is attached to this Proxy Statement as Exhibit A.

     The Audit Committee has reviewed and discussed the Consolidated Financial Statements of Paragon Technologies, Inc., and Subsidiaries for the years ended December 31, 2002, 2001, and 2000 (the "Audited Financial Statements") with the management of the Company, and has discussed with KPMG LLP ("KPMG") the Company's independent accountants for the fiscal year ended December 31, 2002, the matters required to be discussed by SAS 61, "Communication with Audit Committees," as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards, Board Standard No. 1, "Independence Discussions with Audit Committees," and has discussed with KPMG the independence of KPMG.

     Management is responsible for the Company's financial reporting process, including its system of internal controls, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States. The Company's independent accountants are responsible for auditing those financial statements. The Audit Committee's responsibility is to oversee these processes. It is neither the duty nor responsibility of the Audit Committee to conduct auditing or accounting review or procedures. Therefore, the Audit Committee has relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of the independent accountants included in their report on the Company's financial statements. Furthermore, the Audit Committee's considerations and discussions with management, and the independent accountants do not assure that the Company's financial statements are presented in accordance with accounting principles generally accepted in the United States, that the audit of the Company's financial statements has been carried out in accordance with auditing standards generally accepted in the United States or that the Company's independent accountants are, in fact, "independent."

     Based on the foregoing review and discussions, the Audit Committee has recommended to the Board of Directors that the Audited Financial Statements of the Company be included on Form 10-K for the year ended December 31, 2002 for filing with the U.S. Securities and Exchange Commission.

                           Respectfully submitted,

                           Audit Committee:    Anthony W. Schweiger, Chairman
                                               L. Jack Bradt
                                               Gilman J. Hallenbeck
                                               Leonard S. Yurkovic

                           Former Audit Committee Members:     Steven Shulman
                                                               Theodore W. Myers


     Mr. Schweiger served as Chairman of the Audit Committee until April of 2002, at which time Mr. Myers became Chairman of the Audit Committee until June of 2002. Mr. Schweiger resumed his role as Chairman of the Audit Committee in June of 2002. During the fiscal year ended December 31, 2002, the Audit Committee was comprised of Mr. Bradt, Mr. Schweiger, Mr. Hallenbeck (since June of 2002), Mr. Yurkovic (since August of 2002), Elmer D. Gates (until his resignation in March 2002), and Mr. Shulman (March of 2002 to April of 2002) who succeeded Mr. Gates. The current members of the Audit Committee are Mr. Schweiger, Chairman, and Messrs. Bradt, Hallenbeck, and Yurkovic.

                       ----------------------------------


                             EXECUTIVE COMPENSATION

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee is currently comprised of Mr. Shulman, Chairman, and Messrs. Bradt and Hallenbeck. Mr. Bradt was formerly the CEO of the Company. No executive officer of the Company serves as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.


            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Compensation Philosophy and Practices

     It is the Company's policy to offer competitive compensation opportunities for its employees based on a combination of factors, including corporate performance and individual contribution to the business consistent with corporate needs and objectives.

     The Compensation Committee of the Company, whose members are identified above, annually reviews and recommends compensation for the Company's executive officers to the Board of Directors. The annual compensation review permits an ongoing evaluation of the link between the Company's performance and its executive compensation in the context of the compensation programs of other companies. A significant part of executive officers' compensation is dependent upon the Company's annual financial performance, including orders, sales, earnings per share, and effective management of the Company's operations.

     There are three basic elements to executive officer compensation: salary, bonus, and stock options granted at market value vesting over a four-year period. The stock option program rewards executive officers for successful long-term strategic management and enhancement of shareholder value by providing an opportunity to acquire equity ownership in the Company stressing both annual and long-term performance and supporting a performance-oriented environment which allows the Company to attract and retain qualified management personnel. The Compensation Committee believes equity ownership in the Company by management aligns the interest of stockholders and management.

     Salaries for executive officers are determined with reference to a position rate for each officer. The position rates are determined annually by evaluating the responsibilities of the position and taking into consideration, among other things, salaries paid to other executives in comparable positions in comparably sized companies, levels of experience, and job responsibilities. The Compensation Committee determines adjustments to executive officer salary based on the recommendation of the Chief Executive Officer. The salary adjustment recommendations are based on performance criteria such as financial performance, strategic decisions, personnel development, individual performance, and potential of the individual in the job. The Company regards salaries as a base for compensation and relies on the bonus opportunity and stock options to reward fairly and to provide an incentive for excellence of service and loyalty.

     The Compensation Committee awards bonuses to the Company's executive officers pursuant to an existing Management Incentive Plan. The bonus amounts for executive officers are at risk and will vary from year to year. Bonuses are awarded after the close of each year to the executive officers, based upon the Company's financial performance, primarily the attainment of orders, sales, and earnings per share goals. No executive officer is assured of any minimum bonus. However, in the event the Company does not reach its financial objectives, the Board of Directors has discretionary authority to award bonuses based on an executive officer's individual performance and personal contribution to the business.

     The Compensation Committee may grant stock options each year to executive officers and other employees based on a variety of factors, including the financial performance of the Company and an assessment of personal contribution. The options are granted with an exercise price equal to the market price of the Company's common stock on the date of grant, vest over a period of four years, and expire after five years. The options provide value to the recipients as the price of the Company's stock appreciates from the date when the options were granted. Historically, stock options have been granted based on position rate. The objective is to provide executive officers with equity ownership in the Company and closely align executive interests with the longer-term interests of stockholders.


CEO Compensation
----------------

Salary and Stock Options
------------------------
     The Company entered into an executive employment agreement with William R. Johnson, commencing on March 29, 1999. The employment agreement was amended and restated on October 1, 2001. Terms of the amended and restated three-year employment agreement include a base salary of not less than $265,200 per year. Effective January 6, 2003, Mr. Johnson's salary was temporarily reduced by 10% to $238,680 as part of a cost reduction initiative. The amended and restated employment agreement entitles Mr. Johnson to participate in the Company's Management Incentive Plan that provides for the opportunity to receive a bonus based on the achievement of goals as defined for the applicable fiscal year by the Board of Directors.

     Mr. Johnson's, the Company's President and Chief Executive Officer, performance was reviewed by the Compensation Committee and discussed with the Board of Directors and Mr. Johnson. The Compensation Committee did not increase Mr. Johnson's salary nor did it grant him any stock options because of the Company's financial performance for 2002.

Bonus Plan
----------
     Fiscal 2002 results experienced a reduction in sales volume attributable to sluggish economic conditions. The Compensation Committee did not grant a bonus pursuant to the Management Incentive Plan to Mr. Johnson for the fiscal year ended December 31, 2002.

     Section 162(m) of the Internal Revenue Code limits to $1,000,000 the deductibility of compensation received in a year by each of the Company's executive officers, exclusive of compensation which qualifies as "performance based" or falls within other exceptions provided in the statute. Awards under the Company's 1997 Equity Compensation Plan may be made on terms that will qualify for exception from the deductibility limit. However, the Compensation Committee retains discretion to make awards that are not fully deductible. Compensation paid in 2002 did not exceed the deductible limit.

Conclusion

     The Company's executive compensation program is designed to link the performance of management to accomplishing both short and long-term earnings goals, building shareholder value, and personal contribution to the business. The individual elements together provide compensation that is well suited for the Company. The management team understands the linkage of operating performance, personal contribution to the business, and their own compensation.

     The foregoing constitutes the report of the Compensation Committee of the Board of Directors for the Company's year ended December 31, 2002.

                           Respectfully submitted,

                           COMPENSATION COMMITTEE:      Steven Shulman, Chairman
                                                        L. Jack Bradt
                                                        Gilman J. Hallenbeck


                       ----------------------------------

Executive Compensation

     Set forth below is certain information relating to compensation received by the Company's Chief Executive Officer and the other executive officers (the "Named Executive Officers") of the Company.


                           Summary Compensation Table
                           --------------------------

                                                                            Long
                                                                            Term
                                                                            Comp.
                                                                            -----
                                                                           Awards
                                                                           ------
                         Fiscal                            Other Annual     Stock      All Other
                          Year       Salary       Bonus     Compensation    Options    Compensation
   Name and Position      Ended      ($)(1)        ($)         ($)(2)       (#)(3)        ($)(4)
----------------------  --------    --------    --------    ------------    ------    ------------
William R. Johnson      12/31/02    $265,200    $      -       $9,600             -       $  9,021
   President and        12/31/01     265,200           -        6,788        40,000          9,980
   Chief Executive      12/31/00     255,000     421,132        4,920        80,000         14,713
   Officer (5)



Leon C. Kirschner       12/31/02     272,328          -        8,800             -          2,000
   Chief Operating      12/31/01     265,277      3,928        8,063        25,000         54,209
   Officer and          12/31/00     260,238     64,065        7,457        50,000         54,109
   President of
   Ermanco
   Incorporated (6)




Ronald J. Semanick       12/31/02    115,000          -        9,600             -          4,452
   Vice President -      12/31/01    105,000     27,247        6,788         5,000          4,185
   Finance, Chief        12/31/00     88,787     78,446        3,143        25,000          7,579
   Financial Officer,
   and Treasurer (7)


(1) This column includes employee pre-tax contributions to the Company's 401(k) Retirement Savings Plans.

(2) This column consists of an auto allowance for the business usage of personal automobiles for Messrs. Johnson and Semanick, and also automobile benefits for Mr. Kirschner. Effective September 14, 2001, the monthly auto allowance for Messrs. Johnson and Semanick is $800. Prior to September 14, 2001, the monthly auto allowance for Messrs. Johnson and Semanick was $410.

(3) Options become exercisable in increments of 25% on the anniversary date of the grant. Thus at the end of four years the options are fully exercisable. All options have a term of five years.

(4) This column includes the amounts expensed for financial reporting purposes for Company contributions to the Company's 401(k) Retirement Savings Plans pertaining to basic, matching, and profit sharing contributions for all named executives. This column also includes the cost of supplemental health insurance and supplemental disability insurance plans for Mr. Kirschner. Pursuant to the supplemental health insurance and disability insurance plans, Mr. Kirschner received benefits in the amounts of $0, $52,509, and $52,509 for the years ended December 31, 2002, 2001, and 2000, respectively.





                                       12



(5) Mr. Johnson became President and a Director of the Company on March 29, 1999 and Chief Executive Officer of the Company on July 21, 1999. Based on the consideration of the Company exceeding its planned basic earnings per share goal during the year ended December 31, 2000, Mr. Johnson was awarded a bonus of $421,132. In accordance with the Company's Management Incentive Plan, Mr. Johnson's bonus included cash up to his base salary of $255,000 and 18,562 shares of the Company's common stock issued under the Company's 1997 Equity Compensation Plan, valued at $166,132 based upon the closing price of $8.95 of the Company's common stock on March 8, 2001, the award date of the bonus. The Company withheld 6,172 shares of the Company's common stock for the payment of applicable taxes.

(6) Mr. Kirschner joined the Company upon the acquisition of Ermanco Incorporated on September 30, 1999, and was appointed as Director and Corporate Vice President of the Company and President of Ermanco Incorporated. On June 25, 2001, Mr. Kirschner was appointed Chief Operating Officer of the Company.

(7) Mr. Semanick was appointed Vice President - Finance, Chief Financial Officer, and Treasurer of the Company on May 10, 2000. His fiscal year 2000 remuneration above represents total compensation for the entire fiscal year of 2000.

                       ----------------------------------

Stock Options Granted to Named Executive Officers During The Year Ended December 31, 2002

     There were no options for the purchase of the Company's common stock awarded to the Named Executive Officers during the year ended December 31, 2002.


Stock Options Exercised During The Year Ended December 31, 2002 and Held by Named Executive Officers as of December 31, 2002.

     The following table sets forth certain information regarding options for the purchase of the Company's common stock that were exercised and/or held by the Company's Named Executive Officers during the year ended December 31, 2002.

         Aggregated Option Exercises in the Year Ended December 31, 2002
                           And Year-End Option Values
                           --------------------------

                                                          Number of             Value of
                                                        Shares Covered         Unexercised
                               # of                     By Unexercised         In-The-Money
                              Shares                      Options at            Options at
                             Acquired                  December 31, 2002     December 31, 2002
                                On          Value         Exercisable/          Exercisable/
      Name                   Exercise     Realized     Unexercisable (1)       Unexercisable
------------------           --------     --------     -----------------     -----------------
William R. Johnson              -         $   -          80,000/80,000        $ 74,740/94,140

Leon C. Kirschner               -             -          50,000/50,000          50,838/60,212

Ronald J. Semanick              -             -          16,250/16,750          28,024/30,451

(1) All stock option figures have been adjusted to reflect stock splits and dividends.

Employment Agreement with William R. Johnson

     The Company entered into an executive employment agreement with William R. Johnson, its President and CEO, commencing on March 29, 1999. The employment agreement was amended and restated on October 1, 2001. Terms of the amended and restated three-year employment agreement include a base salary of not less than $265,200 per year. Effective January 6, 2003, Mr. Johnson's salary was temporarily reduced by 10% to $238,680 as part of a cost reduction initiative. The amended and restated employment agreement entitles Mr. Johnson to participate in the Company's Management Incentive Plan that provides for the opportunity to receive a bonus based on the achievement of goals as defined for each fiscal year by the Board of Directors.

     The Company has the right to terminate Mr. Johnson's employment with or without cause. Cause is defined as any material breach of the employment agreement, disloyalty to the Company, willful misconduct, conviction of a felony or other criminal act. Mr. Johnson has the right to terminate the employment agreement voluntarily. The employment agreement may also be terminated upon a change in control of the Company. The employment agreement provides for severance benefits in an amount equal to two times the sum of Mr. Johnson's salary in effect plus the average of the bonus paid for the two fiscal years preceding the year of termination in the event of a termination upon a change in control. In the event of termination without cause, the employment agreement also provides for severance benefits in an amount equal to the sum of Mr. Johnson's salary in effect plus the average of the bonus paid in the two years preceding the effective date of the termination, multiplied by the number of years between the effective date of termination and the October 1, 2004 expiration date of the employment agreement. In addition, Mr. Johnson is entitled to receive other benefits normally made available by the Company and an automobile allowance for a period of years equal to the number of years between the effective date of the termination and the October 1, 2004 expiration date of the employment agreement.

     Other benefits normally made available by the Company to executive officers, including participation in any health plan, retirement savings plan, and receipt of a monthly auto allowance are also made available to Mr. Johnson under the employment agreement.


Employment Agreement with Leon C. Kirschner

     The Company entered into an employment agreement with Leon C. Kirschner, a former stockholder of Ermanco Incorporated, on October 1, 1999. In accordance with the employment agreement, Mr. Kirschner was appointed as Corporate Vice President and a director of the Company and President of Ermanco Incorporated. On June 25, 2001, Mr. Kirschner was appointed Chief Operating Officer of the Company. The employment agreement was amended and restated effective August 28, 2002. Terms of the employment agreement include a base salary of $272,328 per year. The employment agreement entitles Mr. Kirschner to participate in the Company's Management Incentive Plan that provides for the opportunity to receive a bonus based upon the achievement of goals as defined for each fiscal year by the Board of Directors. Effective January 6, 2003, Mr. Kirschner's salary was temporarily reduced by 10% to $245,095 as part of a cost reduction initiative.

     Under the terms of the employment agreement, Mr. Kirschner shall perform his duties and responsibilities at the Company's Spring Lake, Michigan facility or at such other location in western Michigan as may be established from time to time by the President and CEO of the Company.

         The Company has the right to terminate Mr. Kirschner's employment with or without cause. Cause is defined as any material breach of the employment agreement, disloyalty to the Company, willful misconduct, and conviction of a felony or other criminal act. Mr. Kirschner has the right to terminate the employment agreement voluntarily by giving the Company written notice of such termination no less than 180 days prior to the effective date of the termination. The employment agreement may also be terminated upon a change in control of the Company. The employment agreement provides for severance benefits that allow Mr. Kirschner to receive his salary for a period of 18 months plus a lump sum payment in an amount equal to one and one-half times the average of the bonus paid for the two fiscal years preceding the year in which the termination becomes effective in the event of termination upon a change of control. In the event of termination without cause, the employment agreement also provides for severance benefits that allow Mr. Kirschner to receive his salary and health insurance coverage for a period of one year following effective date of the termination.

         Other benefits normally made available by the Company to executive officers, including participation in a health plan, retirement savings plan, and receipt of automobile benefits are also made available to Mr. Kirschner under the employment agreement.


Employment Agreement with Ronald J. Semanick

     The Company entered into a two-year employment agreement with Ronald J. Semanick, its Chief Financial Officer, Vice President - Finance, and Treasurer, commencing on October 1, 2001. Terms of the employment agreement include a base salary of $105,000 per year. Prior to January 6, 2003, Mr. Semanick's salary was $115,000. Effective January 6, 2003, Mr. Semanick's salary was temporarily reduced by 10% to $103,500 as part of a cost reduction initiative. The employment agreement entitles Mr. Semanick to participate in the Company's Management Incentive Plan that provides for the opportunity to receive a bonus based upon the achievement of goals as defined for each fiscal year by the Board of Directors.

     The Company has the right to terminate Mr. Semanick's employment with or without cause. Cause is defined as any material breach of the employment agreement, disloyalty to the Company, willful misconduct, conviction of a felony or other criminal act. Mr. Semanick has the right to terminate the employment agreement voluntarily. The employment agreement may also be terminated upon a change in control of the Company. The employment agreement provides that Mr. Semanick shall be entitled, as severance pay, to continue to receive his salary in effect for a period of 18 months and receive a lump sum payment in an amount equal to one and one-half times the average of the bonus paid for the two fiscal years preceding the year in which the termination becomes effective in the event of a termination upon a change in control. In the event of termination without cause, the employment agreement also provides that Mr. Semanick shall be entitled, as severance pay, to continue to receive his salary and the annual average of the bonus paid for the two years preceding the year in which the termination becomes effective for a period equal to the greater of one year or the number of years between the effective date of the termination and the October 1, 2003 expiration date of the employment agreement.

     Other benefits normally made available by the Company to executive officers, including participation in any health plan, retirement savings plan, and receipt of a monthly auto allowance are also made available to Mr. Semanick under the employment agreement.

Certain Relationships and Related Transactions

     To complete the acquisition of Ermanco on September 30, 1999, the Company issued $3,000,000 in subordinated promissory notes to the stockholders of Ermanco, including notes in the amounts of $1,382,861 and $1,001,382 to Steven Shulman and Leon C. Kirschner, respectively. The notes become due and payable in full on September 30, 2006. Both Messrs. Shulman and Kirschner are directors of the Company, and Mr. Kirschner also serves as the president of Ermanco and Chief Operating Officer of the Company. The notes have a term of seven years and bear interest at an annual rate of 10% through September 30, 2002, 12% from October 1, 2002 through September 30, 2004, and 14% from October 1, 2004 through September 30, 2006. The Company has from time to time been prohibited from making interest payments on the notes in cash. During such periods, the Company has satisfied its interest obligations with the issuance of the Company's common stock.

     Ermanco's operations are located in a 94,000 square foot steel building in Spring Lake, Michigan. The building is leased from a limited liability company that is affiliated with the Company through a common director and officer of the Company, Messrs. Shulman and Kirschner. The leasing agreement requires fixed monthly rentals of $32,858 (with annual increases of 2.5%), which includes a variable portion based on the lessor's borrowing rate and the unpaid mortgage balance. The terms of the lease require the payment by Ermanco of all taxes, insurance, and other ownership related costs of the property. The lease expires on September 30, 2004.

                       ----------------------------------

                             STOCK PERFORMANCE CHART


     The following graph illustrates the cumulative total stockholder return on the Company's common stock during the years ended December 31, 2002, December 31, 2001, and December 31, 2000, and the ten months ended December 31, 1999, and the two fiscal years ended February 28, 1999 and March 1, 1998 with comparison to the cumulative total return on the Amex Composite Index, and a Peer Group of Construction and Related Machinery Companies. This comparison assumes $100 was invested on February 28, 1997 in the Company's common stock and in each of the foregoing indexes and assumes reinvestment of dividends.





                     [GRAPHIC OMITTED - PERFORMANCE CHART]






                                2/28/97  2/28/98  2/26/99  12/31/99  12/31/00  12/31/01   12/31/02
                                -------  -------  -------  --------  --------  --------   --------
Paragon Technologies, Inc.        100      125      108        89        75        82        79
(1) Peer Group                    100      129       75        68        80        83        79
Amex Composite Index              100      103      101       133       126       119       101

--------------------------------

(1) The self-constructed Peer Group of Construction and Related Machinery Companies includes: A.S.V., Inc., Bolt Technology Corporation, Columbus McKinnon Corporation, Industrial Rubber Products, Inc., Lufkin Industries, Inc., Quipp, Inc., and Tesco Corporation. The total returns of each member of the Peer Group were determined in accordance with Securities and Exchange Commission regulations; i.e., weighted according to each such issuer's stock market capitalization.

                             INDEPENDENT ACCOUNTANTS


     The Company's independent public accountants beginning in 1968 have been KPMG LLP. Representatives of that firm are expected to be present at the stockholders' meeting and available for questions and will be given an opportunity to make a statement if they so desire.

     The following additional information is provided as required by the Securities and Exchange Commission:

Fees billed to the Company by KPMG LLP during 2002
--------------------------------------------------

     The following table presents fees for professional audit services rendered by KPMG LLP for the audit of the Company's annual financial statements for 2002 and 2001, and fees billed for other services rendered by KPMG LLP.

                                                                       2002                2001
                                                                  ----------------    ----------------
   Audit fees.................................................      $  132,800            147,500

   Audit-related fees (1).....................................           9,000            109,950
                                                                     ---------            -------
       Audit and audit related fees...........................         141,800            257,450

   Tax fees (2)...............................................          76,800            135,940
                                                                      --------            -------

   Total fees.................................................      $  218,600            393,390
                                                                       =======            =======

(1) Audit-related fees consisted principally of fees for audits of financial statements of certain employee benefit plans in 2002 and fees for audits of financial statements of certain employee benefit plans and due diligence services in 2001.

(2) Tax fees consisted of fees for tax consultation and tax compliance services.

                       ----------------------------------


                           2004 STOCKHOLDER PROPOSALS

     Appropriate stockholder proposals and nominations of directors which are intended to be presented at the 2004 Annual Stockholders' Meeting must be received by the Company no later than January 18, 2004, in order to be included in the 2004 proxy materials.

     With respect to stockholder proposals and nominations of directors not included in the Company's proxy statement, the stockholder must give advance notice to the Company prior to the deadline for such meeting determined in accordance with the Bylaws (the "Bylaw Deadline"). Under the Company's bylaws, in order to be deemed properly presented, notice must be delivered to the Secretary of the Company at the principal executive offices of the Company no less than 90 days nor more than 120 days prior to the first anniversary of the preceding year's annual meeting. If the date of next year's annual meeting is earlier than May 12, 2004 or later than August 10, 2004, however, your written notice of intent must be delivered between the 120th day before next year's annual meeting and the later of the 90th day before next year's annual meeting, or the 10th day after our first public announcement of next year's annual meeting date. The stockholder's notice must set forth the information required by the Bylaws.

     If the Board of Directors decides to propose, for next year's annual meeting, an increase in the number of directors, the advance notice requirements will differ from those described above solely with respect to nominations of individuals for the new position(s) created by the increase if we fail to make a timely public announcement of the proposal. Our public announcement must be made as described in our Bylaws. To be considered timely, our first public announcement of such a proposal must be made at least 70 days prior to the first anniversary of the preceding year's annual meeting. If we fail to meet the applicable deadline for making a timely public announcement and you would like to nominate individuals for the new position(s) created by the increase, you must deliver your written notice of intent by no later than the 10th day after our first public announcement. Your written notice of intent may nominate individuals only for new position(s) created by the increase, and must contain the information required by the Bylaws.

     The Company may utilize discretionary authority conferred by proxy voting on any proposals not included in the Company's proxy if the stockholder does not give the Company notice of such matter by April 2, 2004. Proxy proposals are to be sent to the attention of Corporate Secretary, Paragon Technologies, Inc., 600 Kuebler Road, Easton, PA 18040.

                       ----------------------------------


           SECTION 16(a) -- BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who beneficially own more than 10% of our common stock (collectively, the "reporting persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish us with copies of these reports. Based solely on our review of those documents received by us, and written representations, if any, received from reporting persons with respect to the filing of reports on Forms 3, 4, and 5, we believe that all filings required to be made by the reporting persons for the year ended December 31, 2002 were made on a timely basis.

                       ----------------------------------


                                  OTHER MATTERS

     The Company may pay brokers, nominees, fiduciaries, or other custodians for their reasonable expenses in sending proxy materials to, and obtaining instructions from, persons for whom they hold stock of the Company. The Company expects to solicit proxies primarily by mail, but directors, officers, and regular employees of the Company may also solicit in person, by telephone, telegraph, or telefax.

     As of the date of this Proxy Statement, management has no knowledge of any matters to be presented at the meeting other than those referred to above. If any other matters properly come before the meeting, the persons named in the accompanying form of proxy intend to vote such proxy in accordance with their best judgment.

     THE COMPANY WILL PROVIDE WITHOUT CHARGE, ON THE WRITTEN REQUEST OF ANY STOCKHOLDER, A COPY OF ITS ANNUAL REPORT ON FORM 10-K, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 2002. REQUESTS SHOULD BE DIRECTED TO THE CORPORATE SECRETARY, 600 KUEBLER ROAD, EASTON, PENNSYLVANIA 18040.

                       ----------------------------------

                                                                       Exhibit A
                                                                       ---------


                           PARAGON TECHNOLOGIES, INC.

                             AUDIT COMMITTEE CHARTER



I.       PURPOSE

                  The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: 1) the financial reports and other financial information provided by the Corporation to any governmental body or the public; 2) the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and 3) the Corporation's accounting, financial and business reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures, and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

         A. Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control systems.

         B. Review and appraise the audit efforts of the Corporation's independent accountants.

         C. Provide an open avenue of communication among the independent accountants, financial and senior management, and the Board of Directors.

                  The Audit Committee does not plan or conduct audits, nor does it determine that the Corporation's financial statements and disclosures are complete, accurate and in accordance with generally accepted accounting principles and applicable rules and regulations. These functions are the responsibility of Corporation management and the independent auditor.

                  The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.


II.      COMPOSITION

                  The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall (i) be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee,
(ii) meet the independence requirements of Section 10A(m)(3) of the Securities and Exchange Act of 1934 (the "Exchange Act") and the rules and regulation of the Commission, (iii) meet the independence and financial literacy requirements of Rule 121A and 121B(b) of the listing standards of The American Stock Exchange, as modified or supplemented from time to time and (iv) at least one member of the Audit Committee shall be a financial expert as defined by the Securities and Exchange Commission; provided, that one (but no more than one) member of the Audit Committee may be a non-independent director, provided that the Board determines the appointment of such non-independent director to the Audit Committee is in the best interests of the Corporation and its stockholders, the Board discloses the reasons for that determination in the Corporation's next annual proxy statement, the non-independent director may not serve as Chairman of the Audit Committee, and the non-independent director may not serve on the Audit Committee for more than two years. Current employees or officers, or their immediate family members, however, are not able to serve on the Audit Committee under this exception. All members of the Audit Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Audit Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant. Audit Committee members shall not simultaneously serve on the audit committees of more than two other public companies.

                  The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors shall be duly elected and qualified. Unless a Chairman of the Audit Committee is elected by the full Board, the members of the Audit Committee may designate a Chairman of the Audit Committee by majority vote of the full Committee Membership.


III.     MEETINGS

                  The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. A majority of the members of the Audit Committee shall constitute a quorum for the transaction of business. Minutes of each meeting of the Audit Committee should be recorded by the Secretary to the Audit Committee. Approval by a majority of the members present at a meeting at which a quorum is present shall constitute approval by the Audit Committee. The Audit Committee may also act by unanimous written consent without a meeting. As part of its job to foster open communication, the Audit Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately. In addition, the Audit Committee or at least its Chairman, or his designee, should meet with the independent accountants and management quarterly to review the Corporation's financials consistent with IV.4. below. The Audit Committee may request any officer or employee of the Corporation or the Corporation's outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.


IV.      RESPONSIBILITIES AND DUTIES

                  To fulfill its responsibilities and duties, the Audit Committee shall:

         Documents/Reports Review
         ------------------------

                   1. Review and update this Charter periodically, at least annually, as conditions dictate.

                   2. Review the organization's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

                   3. Review with financial management and the independent accountants the 10-Q prior to its filing or prior to the release of earnings. The Chairman of the Audit Committee, or his designee, may represent the entire Committee for purposes of this review.

                   4. Discuss with management the Corporation's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

                   5. Review disclosures made to the Audit Committee by the Corporation's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Corporation's internal controls.

         Independent Accountants
         -----------------------

                   6. The Audit Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

                   7. The Audit Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Corporation by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted nonaudit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.

                   8. Review and discuss reports from the independent auditors on:

                             a. All critical accounting policies and practices
to be used.

                             b. All alternative treatments of financial
information within generally accepted
accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

                             c. Other material written communications between
the independent auditor and management,
such as any management letter or schedule of unadjusted differences.

                   9. Periodically consult with the independent accountants, out of the presence of management, about internal controls and the fullness and accuracy of the organization's financial statements.

                   10. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

                   11. Recommend to the Board policies for the Corporation's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Corporation.

         Financial Reporting Processes
         -----------------------------

                   12. In consultation with the independent accountants, review the integrity of the organization's financial reporting processes, both internal and external.

                   13. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

                   14. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants or management.

         Process Improvement and Business Controls
         -----------------------------------------

                   15. Establish regular and separate systems of reporting to the Audit Committee by each of management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements, and the view of each as to appropriateness of such judgments.

                   16. Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

                   17. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

                   18. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Audit Committee.)

                   19. Establish regular and separate systems of reporting to the Audit Committee by management regarding controls and operations of the Corporation's business units with particular emphasis on risk and profitability.

                   20. Establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

         Ethical and Legal Compliance
         ----------------------------

                   21. Establish, review, and update periodically a Code of Ethical Conduct, and ensure that management has established a system to enforce this Code.

                   22. Review management's monitoring of the Corporation's compliance with the organization's Ethical Code, and ensure that management has the proper review system in place to ensure that Corporation's financial statements, reports, and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

                   23. Review with the organization's counsel, legal compliance matters, including corporate securities trading policies.

                   24. Review with the organization's counsel, any legal matter that could have a significant impact on the organization's financial statements.

                   25. Perform any other activities consistent with this Charter, the Corporation's Bylaws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

                   26. The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Corporation shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

                   27. Review and approve any transactions between the Corporation and its officers, directors or 5% shareholders which would be reportable in the Corporation's proxy statement.


V.       REPORTING RESPONSIBILITY

                   The minutes of the Audit Committee reflecting, among other things, all actions taken by the Audit Committee, shall be distributed to the Board at the next Board meeting following the meeting of the Audit Committee that is the subject of such minutes.

                   The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Corporation's annual proxy statement.

                   In addition, matters within the responsibility of the Audit Committee may be discussed by the full Board from time to time during the course of the year.

                         Please date, sign and mail your
            proxy card in the envelope provided as soon as possible!

                         Annual Meeting of Stockholders
                           PARAGON TECHNOLOGIES, INC.

                                  June 11, 2003














--------
         Please mark your
   X     vote as in this
         example.
--------


                    The Board of Directors recommends a vote
                        "FOR" the Election of Directors.


                     FOR       WITHHELD
1.  ELECTION         /__/        /__/      Nominees:                    2.  In their discretion, the Proxies are authorized to vote
    OF DIRECTORS                                                            upon such other matters as may properly come before the
                                               L. Jack Bradt                meeting or at any adjournments thereof.

For, except vote withheld from the following   Gilman J. Hallenbeck
nominee(s):
                                               William R. Johnson
(INSTRUCTION:  To withhold authority to
 vote for any individual nominee, print        Leon C. Kirschner
 that nominee's name on the line below.)
                                               Theodore W. Myers

                                               Anthony W. Schweiger

                                               Steven Shulman
-----------------------------------------
                                               Leonard S. Yurkovic
                                                                      PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD
                                                                      PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                                       Please check here if you plan to attend the meeting.    /__/

SIGNATURE(S) _________________________________________________                               Date___________________________________

Note:   Please sign exactly as name appears hereon.  Joint owners should each sign.  When signing as attorney, executor, administrator, trustee, or guardian, please provide full title and capacity.

                           PARAGON TECHNOLOGIES, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Theodore W. Myers and Ronald J. Semanick, or either of them acting in the absence of the other, as proxy holders, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of common stock of Paragon Technologies, Inc., held of record by the undersigned on April 14, 2003, at the Annual Meeting of Stockholders to be held on June 11, 2003, at 9:30 a.m., local time, or at any adjournments thereof.

         This proxy when properly executed will be voted in the manner directed on the reverse side. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS. This proxy may be voted, in the discretion of the proxy holders, upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournments thereof. The Board of Directors does not presently know of any other matters to be presented at the meeting.

         Please vote and sign on the other side. No postage is required if this proxy is returned in the enclosed envelope and mailed in the United States.


                  (Continued And To Be Signed On Reverse Side)